Exhibit 10.25

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment (this “Amendment”) to the Credit Agreement dated January 22, 2015 among Patriot National, Inc., a Delaware corporation (“Borrower”), the Lenders (as defined therein) and BMO Harris Bank N.A., as administrative agent (as previously amended, supplemented or otherwise modified, the “Credit Agreement”) is dated as of December 23, 2015.

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement. As of the Third Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a) In Section 1.1, the following new defined terms shall be inserted in proper alphabetical order:

“Stock Back-to-Back Agreement” means the Amended and Restated Back-to-Back Agreement dated as of December 23, 2015 between the Borrower and Steven M. Mariano.

“Warrants” means the warrants dated as of December 23, 2015 between the Borrower and CVI Investments, Inc., between the Borrower and Hudson Bay Master Fund Ltd and between the Borrower and Alto Opportunity Master Fund, SPC.

(b) Section 11.5 is amended by inserting the following new paragraphs (g) and (h) at the end thereof:

(g) Restricted Payments made pursuant to the Stock Back-to-Back Agreement with the proceeds of funds, or with an amount equal to the value of stock (in the case of a cashless exercise) received by the Borrower in connection with the issuance of Equity Interests pursuant to the Warrants; and

(h) Restricted Payments made by the Borrower to repurchase Equity Interests issued by the Borrower under the Securities Purchase Agreement dated as of December 13, 2015 among the Borrower, Steven M. Mariano and the purchasers named therein pursuant to those certain Rescission and Exchange Agreements between the Borrower and CVI Investments, Inc., between the Borrower and Hudson Bay Master Fund Ltd. and between the Borrower and Alto Opportunity Master Fund, SPC not to exceed $19,999,992.

(c) Section 11.7 is amended in its entirety to read as follows:

11.7 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, (i) sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates or (ii) enter into any transactions with a shareholder (regardless of whether such shareholder is an Affiliate) agreeing to repurchase Equity Interest of the Borrower from such shareholder or sell such shareholder’s Equity Interests in connection with the issuance of Equity Interests by the Borrower, except:

(a) employment and severance arrangements entered into by the Borrower or its Subsidiaries in the ordinary course of business in an aggregate amount not to exceed $1,500,000 in any Fiscal Year;

(b) the payment of customary fees and reimbursement of out of pocket expenses of directors of the Borrower or its Subsidiaries in an aggregate amount not to exceed $1,000,000 in any Fiscal Year;

(c) transactions between or among the Borrower and any Guarantor not involving any other Affiliates;

(d) the WCE Capital Lease;

(e) any Fundamental Change permitted by Section 11.3 and Investment permitted by Sections 11.4(a), (d), (f), (g) and (j) and any Restricted Payment permitted by Section 11.5(c); and

(f) transactions contemplated by the Warrants and Stock Back-to-Back Agreement.

(d) Section 11.13 is amended in its entirety to read as follows:

11.13 Modification of Certain Documents.

(a) The Borrower shall not, nor shall it permit any of its Subsidiaries to, agree to any material amendment, restatement, supplement or other modification to, or waiver of, any of its Organizational Documents in any manner materially adverse to the Lenders when taken as a whole (as determined by the Borrower in good faith) without in each case obtaining the prior written consent of Required Lenders to such amendment, restatement, supplement or other modification or waiver.

(b) The Borrower shall not agree to (i) any amendment, restatement supplement or other modification to, or waiver of, the Stock Back-to-Back Agreement or (ii) any amendment, restatement supplement or other modification to, or waiver of, the Warrants which would waive or modify the obligations of Steven M. Mariano under the Stock Back-to-Back Agreement, without in each case obtaining the prior written consent of Required Lenders to such amendment, restatement, supplement or other modification or waiver.

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3. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization; No Conflict. The execution, delivery and performance by such Loan Party of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within such Loan Party’s limited liability company, limited partnership or corporate powers, as applicable, (ii) have been duly authorized by all necessary limited liability company, limited partnership or corporate action, as applicable, (iii) do not contravene (x) such Loan Party’s organizational documents or (y) any law, regulation or contractual restriction binding on or affecting such Loan Party and (iv) will not result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Loan Party or any of its Subsidiaries.

(b) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Loan Party of this Amendment.

(c) Enforceability. This Amendment has been duly executed and delivered by such Loan Party and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting the enforcement of creditors’ rights generally and/or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(d) Representations and Warranties. On the date hereof, each representation and warranty set forth in Section 9 of the Credit Agreement, as amended by this Amendment, is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

(e) No Default. No Event of Default or Unmatured Event of Default exists or will exist after giving effect to this Amendment.

4. Waiver. The Events of Default which occurred under Sections 11.5 and 11.7 of the Credit Agreement as a result of the Borrower entering into the Stock Back-to-Back Agreement dated as of December 13, 2015 between the Borrower and Steven M. Mariano are hereby waived.

5. Effectiveness. This Amendment and the waiver contained in Section 4 shall become effective on the date (the “Third Amendment Effective Date”) when the Administrative Agent has received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) counterparts of this Amendment signed by each Loan Party, the Administrative Agent and the Required Lenders;

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(b) a certified copy of the Stock Back-to-Back Agreement and the Warrants and evidence that concurrently with the effectiveness of this Amendment, the Borrower will execute the Stock Back-to-Back Agreement and the Warrants;

(c) certified copies of all documents evidencing any necessary corporate (or other similar) action, and any material third-party consents and governmental approvals (if any) required for the execution, delivery and performance by each Loan Party of this Amendment;

(d) certified copies of resolutions of the Governing Body of the Borrower authorizing or ratifying the execution, delivery and performance by the Borrower of this Amendment;

(e) certification that since December 31, 2014, there has been no event that constitutes or would reasonably be expected to have a Material Adverse Effect;

(f) payment of an amendment fee equal to 15 basis points on the Revolving Commitment and the Term Loans of each Lender executing this Amendment; and

(g) such other documents as the Administrative Agent or any Lender may reasonably request.

6.	Continuing Effectiveness, etc.

(a) Except to the extent expressly set forth herein, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. Each Loan Party affirms that after giving effect to this Amendment, the Credit Agreement, as modified hereby, and each other Loan Document to which any Loan Party is a party will remain in full force and effect and will continue to constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except insofar as such enforcement may be limited by Debtor Relief Laws.

(b) Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.

7. Miscellaneous. The provisions of Sections 1.2, 15.6(a), 15.7, 15.9, 15.10, 15.11, 15.12, 15.16 and 15.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PATRIOT NATIONAL, INC.

By:	/s/ Steven M. Mariano
Name: Steven M. Mariano
Title: CEO

PATRIOT SERVICES, INC.

By:	/s/ Steven M. Mariano
Name: Steven M. Mariano
Title: CEO

CONTEGO SERVICES GROUP, LLC
By: Patriot Services, Inc., its Manager

By:	/s/ Steven M. Mariano
Name: Steven M. Mariano
Title: CEO

CONTEGO INVESTIGATIVE SERVICES, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT RECOVERY SERVICES, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Kimberly Davis
Name: Kimberly Davis
Title: Vice President

PATRIOT CAPTIVE MANAGEMENT, INC.

By:	/s/ Gex Richardson
Name: Gex Richardson
Title: Secretary

PATRIOT RISK SERVICES, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT CLAIM SERVICES, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT CARE, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT CARE HOLDINGS, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT CARE SERVICES, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT CARE MANAGEMENT, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

FORZA LIEN, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT UNDERWRITERS, INC.

By:	/s/ Gex Richardson
Name: Gex Richardson
Title: Secretary

VIKARAN TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Kimberly Davis
Name: Kimberly Davis
Title: Vice President

TRIGEN INSURANCE SOLUTIONS, INC.

By:	/s/ Gex Richardson
Name: Gex Richardson
Title: Secretary

PATRIOT LEGAL SERVICES, INC.

By:	/s/ Kimberly Davis
Name: Kimberly Davis
Title: Vice President

CORPORATE CLAIMS MANAGEMENT, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

PATRIOT BENEFITS ADMINISTRATORS, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

TRIGEN HOSPITALITY GROUP, INC.

By:	/s/ Gex Richardson
Name: Gex Richardson
Title: Secretary

INSURELINX, INC.

By:	/s/ Kimberly Davis
Name: Kimberly Davis
Title: Vice President

CWIBENEFITS, INC.

By:	/s/ Beth Crews
Name: Beth Crews
Title: Secretary

GLOBAL HR RESEARCH, INC.

By:	/s/ Kimberly Davis
Name: Kimberly Davis
Title: Vice President

PATRIOT RISK CONSULTANTS, INC.

By:	/s/ Gex Richardson
Name: Gex Richardson
Title: Secretary

COMPLINX INSURANCE AGENCY, INC.

By:	/s/ Gex Richardson
Name: Gex Richardson
Title: Secretary

CONTEGO RECOVERY, LLC

By:	Contego Services Group, LLC, its Manager

	By:	Patriot Services, Inc.

		By:	/s/ Steven M. Mariano
		Name:	Steven M. Mariano
		Title:	CEO

DECISION UR, LLC

By:	Patriot Technology Solutions, Inc., its Manager

	By:	/s/ Kimberly Davis
	Name:	Kimberly Davis
	Title:	Vice President

BMO HARRIS BANK N.A., as Administrative Agent and a Lender

By:	/s/ Joan Murphy
Name: Joan Murphy
Title: Director

FIFTH THIRD BANK

By:	/s/ Gary Ladolcetta
Name: Gary Ladolcetta
Title: Senior Vice President

CITY NATIONAL BANK OF FLORIDA

By:	/s/ Jeff Watts
Name: Jeff Watts
Title: Senior Vice President

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Andrew C. Haak
Name: Andrew C. Haak
Title: Managing Director